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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  February 13, 1997




                               CERUS CORPORATION
             (Exact name of registrant as specified in its charter)



        Delaware                  0-21937                       68-0262011
(State of jurisdiction)    (Commission File No.)               (IRS Employer
                                                             Identification No.)



                         2525 Stanwell Drive, Suite 300
                               Concord, CA 94520
             (Address of principal executive offices and zip code)



      Registrant's telephone number, including area code:  (510) 603-9071
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Item 5.  Other Events


     On February 19, 1997, Cerus Corporation filed a Prospectus Supplement to the Prospectus dated January 30, 1997 with the Securities and Exchange Commission discussing the results of a February 13,1997 meeting with the United States Food and Drug Administration, which is filed herewith as
Exhibit 99.1 and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits.

Exhibit
Number      Description
-------     --------------

 99.1       Prospectus Supplement, dated February 19, 1997.





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Cerus Corporation



Dated:  February 19, 1997                       By: /s/ David S. Clayton
                                                    --------------------------
                                                    David S. Clayton
                                                    Vice President, Finance and
                                                    Chief Financial Officer





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                                 EXHIBIT INDEX

Exhibit
Number          Description
-------         --------------
 99.1           Prospectus Supplement, dated February 19, 1997.